                                                                   EXHIBIT 10.14

               AMENDED AND RESTATED STOCKHOLDERS' VOTING AGREEMENT


THIS AMENDED AND RESTATED STOCKHOLDERS' VOTING AGREEMENT (this "Voting Agreement") amends and restates that certain Stockholders' Voting Agreement entered into as of November 30, 1995 by and among NextWave Telecom Inc., a Delaware corporation (the "Company") and certain investors all of whose names appear on the signature pages to this Agreement and is made and entered into as of the date the Federal Communications Commission issues a public notice announcing the high bidders in the C-block auction (the "Effective Date") by and among the Company and (i) the holders of shares of Series A Common Stock of the Company (collectively, the "Series A Shareholders" and individually, a "Series A Shareholder") whose names appear on Exhibit A, as the same may be amended from time to time, (ii) the holders of shares of Series B Common Stock of the Company or rights to purchase Series B Common Stock by conversion of convertible promissory notes (collectively, the "Series B Shareholders" and individually, a "Series B Shareholder") whose names appear on Exhibit B, as the same may be amended from time to time, (iii) the holders of shares of Series C Common Stock of the Company (collectively, the "Series C Shareholders" and individually, a "Series C Shareholder") whose names appear on Exhibit C, as the same may be amended from time to time and (iv) such other purchasers of shares of the Company's Common Stock as may hereafter execute this Voting Agreement pursuant to Section 1.4. The Series A Shareholders, Series B Shareholders, and Series C Shareholders shall be collectively referred to herein as "Shareholders" and individually as a "Shareholder." Capitalized terms not defined herein shall have the meaning ascribed to such terms in the Restated Certificate of Incorporation of the Company (the "Restated Certificate"), a copy of which is attached hereto as Exhibit D and incorporated herein by this reference. This Voting Agreement is made with reference to the following facts:

         A. WHEREAS, the Series A Shareholders hold all of the Company's issued and outstanding shares of Series A Common Stock. Pursuant to the terms of the Restated Certificate, the Series A Shareholders have the right to elect a majority of the members of the Board of Directors at all times prior to the Termination Date. The Restated Certificate also provides that, upon the occurrence of a Dilutive Issuance, shares of Series A Common Stock shall convert into shares of Series B Common Stock and, if applicable, Warrants to purchase shares of Series B Common Stock.

         B. WHEREAS, the Series B Shareholders and the Series C Shareholders hold, respectively, all of the Company's issued and outstanding shares of Series B Common Stock and Series C Common Stock. Pursuant to the terms of the Restated Certificate, the Series B Shareholders and the Series C Shareholders shall have the right, voting together as a class, to elect a number of Directors of the Company equal to the total number of Directors of the Company less the number of Directors to be elected by the Series A Shareholders.

         C. WHEREAS, the Shareholders desire to provide for the voting of shares of (i) the Company's Series B Common Stock, whether now owned or hereafter acquired (whether issued upon the conversion of shares of Series A Common Stock or Series C Common Stock or upon the exercise of a warrant to purchase shares of Series B Common Stock or upon conversion of a convertible promissory note) and
(ii) the Company's Series C Common Stock, whether now owned or hereafter acquired by the Shareholders in accordance with the terms hereof to induce certain investors to invest in the Company.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree that the Voting Agreement is amended and restated as follows:

         1.       Representation on Board of Directors.

                  1.1 Election of Directors. Each Series B Shareholder and Series C Shareholder agrees that so long as this Voting Agreement remains in effect, it will vote all shares of Series B Common Stock and Series C Common Stock, respectively, owned by it (and all other shares the voting of which is within its control) in the manner set forth below:

                            (a)  to elect and maintain in office, as a director
of the Company, one representative designated by each Series B Shareholder or Series C Shareholder who holds, on a fully diluted basis, six percent (6%) of the outstanding equity of the Company. Each Series B or Series C Shareholder who holds six percent (6%) of the equity of the Company shall be collectively referred to herein as the "6% Shareholders" and individually as a "6% Shareholder"; and

                            (b)  for a period of three (3) years from the date
the Company receives a PCS license(s) from the FCC (the "License Grant Date") unless earlier terminated in accordance with Section 1.5 hereof (the "Initial Period"), to elect and maintain in office, as a director of the Company, one representative designated by each of the Shareholders whose names appear on Exhibit E attached hereto provided that such Shareholder has: (1) purchased or subscribed for shares of the Company's Common Stock in the amount set forth on Exhibit B and (2) advanced funds to the Company in exchange for Series B Common Stock or convertible promissory notes of the Company prior to completion of the Auction. The investors whose names appear on Exhibit E shall be collectively referred to herein as the "Early Investors" and individually as an "Early Investor." Notwithstanding the foregoing, in the event an Early Investor also qualifies as a 6% Shareholder during the Initial Period, such Early Investor shall only have the right to designate one representative to serve on the Board of Directors. Upon termination of the Initial Period and subject to Section 1.5, an Early Investor shall have the right to designate a representative to serve on the Board of Directors only if such Early Investor is a 6% Shareholder.

                  1.2 Resignation. In the event any member of the Board of Directors designated by (i) a 6% Shareholder or (ii) an Early Investor during the Initial Period resigns or otherwise ceases to be a member of the Board of Directors for any reason, the Shareholders agree that they will vote their shares and otherwise use their best efforts to cause the vacancy to be filled by a designee chosen by such unrepresented 6% Shareholder or Early Investor during the Initial Period.

                  1.3 Absent Shareholder. In the event any Shareholder is not present in person or by proxy at any meeting of Shareholders of the Company at which directors are to be elected, the shares of such person shall be voted by the presiding officer of the meeting in accordance with this Section 1.

                  1.4 Additional Investors. The parties hereto hereby acknowledge and agree that certain additional investors may purchase shares of Series B or Series C Common Stock after the Effective Date of this Voting Agreement. Any such additional investors shall, upon execution of a counterpart signature page to this Voting Agreement, be bound by its terms and shall enjoy the rights and privileges contained herein as if such additional investors had executed this Voting Agreement effective as of the Effective Date. In the event any such additional investor is a "6% Shareholder," as defined in Section 1.1 hereof, the Company agrees to take such actions as are necessary to facilitate the election of a representative of such new 6% Shareholder. The obligations of the Shareholders to vote for the designee of a 6% Shareholder shall terminate when such Shareholder ceases to be a 6% Shareholder.

                  1.5 Termination. This Voting Agreement shall remain in effect until such time as the earlier to occur of (a) the Company is party to a merger in which the Company is not the surviving corporation and Shareholders of the Company hold, immediately after such merger, less than fifty percent (50%) of the equity securities of the surviving corporation or (b) ten (10) years from the Effective Date.

                  1.6 FCC Restrictions. Each of the parties hereto acknowledges and agrees that, pursuant to FCC rules and regulations, no more than twenty five percent (25%) of the members of the Board of Directors at any one time may be aliens.

         2.       Miscellaneous.

                  2.1 Binding Agreement. This Voting Agreement shall be binding upon and inure to the benefit of the respective heirs, executors, administrators, assigns, transferees and successors in interest of the parties hereto.

                  2.2 Legend. In addition to any other legend required by law or agreement, each certificate evidencing shares of the Company's capital stock owned by any party to this Voting Agreement shall be stamped or otherwise imprinted with a legend to the following effect:

                  "The shares represented by this certificate are subject to certain restrictions contained in a Stockholders' Voting Agreement dated as of November 30, 1995, as the same may be amended from time to time, a copy of which is available for examination at the principal office of the Company."

                  2.3 Final Agreement. This Voting Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the stockholder voting rights. This Voting Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

                  2.4 Governing Law. This Voting Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, as applied to contracts between Delaware residents entered into and to be performed wholly within Delaware.

                  2.5 Counterparts. This Voting Agreement may be executed in counterparts, all of which together shall constitute one and the same instrument. This Voting Agreement may be executed via facsimile with original signatures to follow via overnight courier.

                  2.6 Severability. Should any one or more of the provisions of this Voting Agreement be determined by an arbitrator or court of proper jurisdiction to be illegal or unenforceable, then such illegal or unenforceable provision shall be modified by the proper court or arbitrator to the extent necessary and possible to make such provision enforceable, and such modified provision and all other provisions of this Voting Agreement shall be given effect separately from the provision or portion thereof determined to be illegal or unenforceable and shall not be affected thereby.

                  2.7 Mandatory Arbitration. In the event of any dispute regarding the meaning, instruction, or intent of this Voting Agreement, or of any matter of performance, fact, law, background, circumstance, or other matter of any kind whatsoever relating to this Voting Agreement, the parties stipulate and agree that such dispute shall be submitted at the written election of any party to binding arbitration in the State of Delaware, conducted in accordance with the commercial rules of the American Arbitration Association ("AAA") in effect as of the Effective Date of this Voting Agreement. One arbitrator agreed upon by the parties shall be appointed, or if the parties cannot agree upon one arbitrator, the AAA will provide a list of three arbitrators with appropriate expertise and each party may strike one. The remaining arbitrator will serve as the arbitrator. Such appointment shall be made within 30 days after the election to arbitrate. Discovery shall be available to the parties subject to the approval and control of the arbitrator. The decision by the arbitrator shall be final and binding on all parties, and may be entered in any court of competent jurisdiction for enforcement. Each of the parties to this Voting Agreement shall keep confidential all information furnished to it pursuant to or in connection with any arbitration proceeding. Unless provided to the contrary herein, all costs of the arbitration and the fees of the arbitrator shall be allocated between the parties as determined by the arbitrator, it being the intention of the parties that the prevailing party in such a proceeding be made whole with respect to its expenses.

                  2.8 Assignment. The rights under this Voting Agreement shall not be assignable nor the duties delegable by any party without the written consent of the other parties; and nothing contained in this Voting Agreement, express or implied, is intended to confer upon any person or entity, other than the parties hereto and their successors in interest and permitted assignees, any rights or remedies under or by reason of this Voting Agreement unless so stated to the contrary. Notwithstanding the foregoing, this Voting Agreement shall be binding on each party's heirs, executors, successors and assigns.






                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto each executed this Amended and Restated Stockholders' Voting Agreement as of the date first written above.


COMPANY:                                    NEXTWAVE TELECOM INC.,
                                            A DELAWARE CORPORATION


                                            By: /s/ Allen Salmasi
                                               --------------------------------
                                            Its: CEO
                                                -------------------------------






















               [Signature Page to Stockholders' Voting Agreement]

SERIES A SHAREHOLDERS:


                                         NAVATION INC., a California corporation


                                         By:  /s/ Allen Salmasi
                                            ------------------------------------
                                         Its: CEO
                                             -----------------------------------

                                         FREEDOM MOBILITY, INC.,
                                         a Washington, D.C. corporation


                                         By: /s/ Janice Obuchowski
                                            ------------------------------------
                                         Its: President
                                             -----------------------------------

                                         MARIN-FINN INDUSTRIES, INC.
                                         a California corporation


                                         By: /s/ Kevin M. Finn
                                            ------------------------------------
                                         Its: President
                                             ----------------------------------

                                         JARRAH, INC., a California corporation


                                         By: /s/ James Madsen
                                            ------------------------------------
                                         Its: Vice President
                                             -----------------------------------

                                         GOOD NEWS COMMUNICATIONS
                                         COMPANY, L.L.C.,
                                         a Delaware limited liability company


                                         By: /s/ Kevin M. Finn
                                            ------------------------------------
                                         Its: President
                                             -----------------------------------



              [Signature Page 2 to Stockholders' Voting Agreement]

                                      /s/ Mark D. Buckner
                                      ---------------------------------------
                                      Mark Buckner

                                      /s/ Kevin Carroll
                                      ---------------------------------------
                                      Kevin Carroll

                                      /s/ Frank A. Cassou
                                      ---------------------------------------
                                      Frank A. Cassou

                                      /s/ Houtan Dehesh
                                      ---------------------------------------
                                      Houtan Dehesh

                                      /s/ Mark Gaudino
                                      ---------------------------------------
                                      Mark Gaudino

                                      /s/ John W. Ketchum
                                      ---------------------------------------
                                      John W. Ketchum

                                      /s/ Edward Knapp
                                      ---------------------------------------
                                      Edward Knapp

                                      /s/ Richard Kornfeld
                                      ---------------------------------------
                                      Richard Kornfeld

                                      /s/ Xu Lewis
                                      ---------------------------------------
                                      Xu Lewis




              [Signature Page 3 to Stockholders' Voting Agreement]

                                        /s/ Theresa McCarthy
                                        ----------------------------------------
                                        Theresa McCarthy

                                        /s/ Alan Pate
                                        ----------------------------------------
                                        Alan Pate

                                        /s/ Mara Ransom
                                        ----------------------------------------
                                        Mara Ransom

                                        /s/ Greg Theisen
                                        ----------------------------------------
                                        Greg Theisen

                                        /s/ Mark Wallace
                                        ----------------------------------------
                                        Mark Wallace

                                        /s/ Rod Walton
                                        ----------------------------------------
                                        Rod Walton

                                        /s/ Szu-Wei Wang
                                        ----------------------------------------
                                        Szu-Wei Wang

                                        /s/ Adam Gould
                                        ----------------------------------------
                                        Adam Gould

                                        /s/ Roy D. Berger
                                        ----------------------------------------
                                        Roy D. Berger

                            [Signature Page 4 to Stockholders' Voting Agreement]

                                        /s/ Rajendra Patel
                                        ------------------------------------
                                        Rajendra Patel



               [Signature Page to Stockholders' Voting Agreement]

                                        /s/ R. Andrew Salony
                                        ------------------------------------
                                        R. Andrew Salony



               [Signature Page to Stockholders' Voting Agreement]

                                        /s/ Cecil J. Waylan
                                        -----------------------------------
                                        Cecil J. Waylan


               [Signature Page to Stockholders' Voting Agreement]

                                        /s/ Gene M. Welsh
                                        -----------------------------------
                                        Gene M. Welsh


               [Signature Page to Stockholders' Voting Agreement]

                                        /s/ Ray Dolan
                                        -----------------------------------
                                        Ray Dolan


               [Signature Page to Stockholders' Voting Agreement]

SERIES B SHAREHOLDERS:


                                        Aspen Venture Capital Partners, L.L.C.
                                        a Delaware limited liability company


                                        By:  /s/ Shahyar Zayanderoudi
                                             ---------------------------------
                                        Its: Shahyar Zayanderoudi
                                             ---------------------------------

                                        Bastion Capital Fund, L.P.


                                        By:  /s/ Daniel Villanueva
                                             --------------------------------
                                        Its:
                                             --------------------------------
                                             Daniel Villanueva, President of
                                             Villanueva Investments, General
                                             Partner of Bastion Partners LP,
                                             GP of Bastion Capital Fund LP

                                        BAY HARBOUR PARTNERS, LTD.
                                        ------------------------------------


                                        By:  /s/ Steven A. Van Dyke
                                             -------------------------------
                                        Its: INVESTMENT MANAGER
                                             -------------------------------

                                        BDES PARTNERS
                                        -------------------------------------


                                        By:  /s/ David Brokman
                                             --------------------------------
                                        Its: General Partner
                                             --------------------------------

SERIES B SHAREHOLDERS:


                                        BEST AMERICAN INVESTMENTS

                                        /s/ Frank Zarabi
                                        -------------------------------


                                        By:  Frank Zarabi
                                             --------------------------
                                        Its: G. Partner
                                             --------------------------

                                        BT Holdings (NY), Inc.

                                        By:  /s/ Lawrence M. Hudson
                                             ---------------------------
                                        Its: Managing Director
                                             ---------------------------

                                        CCC Omni Investment Partners, L.P.
                                        ------------------------------------


                                        By:  /s/ Robert D. Blyer
                                             -------------------------------
                                             Robert D. Blyer

                                        Its: General Partner
                                             -------------------------------

                                        CERBERUS PARTNERS, L.P.


                                        By:  CERBERUS ASSOCIATES, L.P.


                                        By:  /s/ Stephen Feinberg
                                             ----------------------------------
                                             Stephen Feinberg, General Partner

                                        CHAGFORD INC.
                                        ---------------------------------


                                        By:  /s/ Gilbert Scharf
                                             ----------------------------
                                        Its: President
                                             ----------------------------

SERIES B SHAREHOLDERS:


                                        Coverall North America, Inc.
                                        a Delaware corporation


                                        By:  /s/ Shahyar Zayanderoudi
                                             ---------------------------------
                                        Its: CEO
                                             ---------------------------------

                                        Crescent/MACH I Partners, L.P.

                                        By:  TCW Asset Management Company,
                                               its Investment Advisors
                                             ----------------------------------


                                        By:  /s/ Robert Blyer
                                             ----------------------------------
                                        Its:     Managing Director
                                             ----------------------------------



                                        By:  /s/ Nicholas J. Tell, Jr.
                                             ----------------------------------
                                        Its:     Senior Vice President
                                             ----------------------------------

                                      DCM Investment Inc.


                                      By:  /s/ Hitoshi Imafuku
                                           ----------------------------------
                                      Its: Vice President
                                           ----------------------------------

                                      DICKSTEIN & CO., L.P.

                                      By:  Dickstein Partners, L.P.
                                      By:  Dickstein Partners Inc.


                                      By:  /s/ Stephan Cornich
                                           ----------------------------------
                                           Name:  Stephan Cornich
                                           Title: VP

                                      ESR Special Account


                                      By:  /s/ Elaine Sharon Ruditsky
                                           ----------------------------------
                                      Its: General Partner
                                           ----------------------------------

                                      /s/ Peter R. Formanek
                                      ---------------------------------------
                                      Peter R. Formanek

                                      Gotham Capital III L.P.


                                      By:  /s/ Daniel Nir
                                           ----------------------------------
                                      Its: General Partner
                                           ----------------------------------

                                      Hopewell Partners
                                      ---------------------------------------


                                      By:  /s/ Paul S. Levy
                                           ----------------------------------
                                      Its: Partner
                                           ----------------------------------

                                      ILJIN Corporation


                                      By:  /s/ Hun Joo Lee
                                           ----------------------------------
                                      Its: President
                                           ----------------------------------

SERIES B SHAREHOLDERS:




                                      ILJIN Diamond Company Ltd., a corporation organized under the laws of Korea


                                      By:  /s/ Kwan Woo Lee
                                           ----------------------------------
                                           Mr. Kwan Woo Lee, President

SERIES B SHAREHOLDERS:



                                      ING Capital Corporation

                                      By:    /s/ Loring Grussous
                                             --------------------------------
                                      Title: Senior Vice President
                                             --------------------------------

                                      Itochu Corporation

                                      By:    /s/ K. Sonoda
                                             --------------------------------
                                      Title: K. Sonoda, General Manager
                                             --------------------------------

SERIES B SHAREHOLDER:

                                      Kemper Communications



                                      By:    /s/ James Valentine
                                             --------------------------------
                                      Title: Managing Partner
                                             --------------------------------

                                      M. KINGDON OFFSHORE N.V.

                                      /s/ Alan Winters
                                      ---------------------------------------
                                      By: Kingdon Capital Management Corp.;
                                          as its Investment Advisor

                                      By:  ALAN WINTERS
                                           ----------------------------------
                                      Its: Vice President
                                           ----------------------------------

                                      M. KINGDON PARTNERS, L.P.

                                      /s/ Alan Winters
                                      ---------------------------------------
                                      By: Kingdon Capital Management Corp.;
                                          as its Investment Advisor

                                      By:  ALAN WINTERS
                                           ----------------------------------
                                      Its: Vice President
                                           ----------------------------------

                                      M. KINGDON ASSOCIATES, L.P.

                                      /s/ Alan Winters
                                      ---------------------------------------
                                      By: Kingdon Capital Management Corp.;
                                          as its Investment Advisor

                                      By:  ALAN WINTERS
                                           ----------------------------------
                                      Its: Vice President
                                           ----------------------------------

                                      Korea Electric Power Corporation,
                                      a corporation organized under the laws
                                      of Korea


                                      By:  KIM JUNG BOO
                                           ----------------------------------
                                      Its: General Manager
                                           ----------------------------------

                              LCC, L.L.C., a Delaware limited
                              liability company



                              By: /s/ Peter A. Deliso
                                  -----------------------------------

                              Title:  V.P. General Counsel
                                    ---------------------------------

                              LG InfoComm, Inc.
                              a California corporation


                              By: /s/ Eun Young Yu
                                  -----------------------------------

                              Its: President & CEO
                                   ----------------------------------

                              /s/ Phil Lifshitz
                              --------------------------------------


                              By: Phil Lifshitz
                                  -----------------------------------

                              Manchester Resorts, L.P.,
                              a California limited partnership

                              By: Manchester Resorts, Incorporated
                                  a California corporation


                              By: /s/ Brad Raulston
                                  -----------------------------------

                              Its: Secretary
                                   ----------------------------------

                           Millison New Media Fund,
                           a California Limited Partnership


                           By: /s/ David M. Millison
                               -------------------------------------------

                           Its: President, Millison Investment Mgmt., Inc.
                                ------------------------------------------
                                G.P. of Millison New Media Fund, Inc.
                                ------------------------------------------

                                        Millison NextWave Fund, L.P.,
                                        a Delaware limited partnership
                                        -------------------------------------


                                        By:  /s/ David M. Millison
                                             --------------------------------
                                        Its: President, Millison Investment
                                             Management, Inc.
                                             General Partner
                                             -------------------------------

                                        New Mill Investments,
                                        a California General Partnership

                                        By:  /s/ Frank A. Cassou
                                             --------------------------------
                                        Its: Administration Partner
                                             --------------------------------

                                        N.W. Telecom, L.P., a
                                        California Limited Partnership
                                        -------------------------------------


                                        By:  /s/ Bryan Ezralow
                                             --------------------------------
                                        Title: General Partner

                                        Och-Ziff Capital Management, L.P., a
                                        limited partnership organized under the
                                        laws of the State of Delaware


                                        By:  /s/ Daniel S. Och
                                             ---------------------------------
                                        Its: Daniel S. Och
                                             ---------------------------------

                                        PECO Energy Company,
                                        A Pennsylvania Utility Company


                                        By:  /s/ Gregory A. Cucchi
                                             ---------------------------------
                                        Its: VP
                                             ---------------------------------

                             Pohang Steel America Corp.,
                             a Delaware corporation


                             By: /s/ Ha-Young Aum
                                ---------------------------------
                             Its: President

SERIES B SHAREHOLDERS (CONTINUED):      PRUDENTIAL SECURITIES GROUP, INC.


                                        /s/ Martin Pfinsgraff
                                        -----------------------------------


                                        By: Martin Pfinsgraff
                                           ---------------------------------
                                        Its: Chief Financial Officer

                            QUALCOMM Incorporated,
                            a Delaware corporation


                            By: /s/ A. F. Thornley
                               ---------------------------------
                            Its: CFO

SERIES B SHAREHOLDERS (CONTINUED):      QUEST FUND MANAGEMENT



                                        /s/ Doug Barnett
                                        -------------------------------


                                        By: Doug Barnett
                                           ---------------------------------
                                        Its: President

SERIES B SHAREHOLDERS (CONTINUED):      ROBERT FLEMING INC.



                                        /s/ Robert Fleming Jr.
                                        -------------------------------


                                        By: A. Levy
                                           ---------------------------------
                                        Its: President

                           For ROBINA CREDIT LIMITED

                           /s/ Ratana Chiraseiyinupraphand   Joyce Choi Chun Lee
                           -------------------------------   -------------------
                                           Authorized Signatures


                           By: Ratana Chiraseiyinupraphand   Joyce Choi Chun Lee
                           -------------------------------   -------------------

                           Its: Executive Director           Executive Director
                               ---------------------------   -------------------

                                        /s/ Pejman Salimpour
                                        -----------------------------------
                                        Pejman Salimpour

                              SEOUL MOBILE TELECOMMUNICATIONS CORP.,
                              a corporation organized under the laws of Korea


                              By: /s/  I.J. Chung
                                  -----------------------------------

                              Its:
                                   ----------------------------------

                              SONY ELECTRONICS INC.,
                              a Delaware corporation



                              By: /s/ Yutaka Sato
                                  -----------------------------------

                              Its: President Wireless Telecom Co.
                                   ----------------------------------

                              SUK AM CORPORATION, a corporation organized under the laws of Korea



                              By: /s/ Nam Soo Kim
                                  -----------------------------------

                              Its: President
                                   ----------------------------------

                                Taehung Corporation, a corporation
                                organized under the laws of Korea

                                /s/ Kee-Byung Kim
                                ------------------------------------
                                By:   Kee-Byung Kim
                                Its:  President

                                TCW Shared Opportunity Fund II, L.P.
                                ---------------------------------------

                                By: TCW Investment Management Company,
                                    its Investment Advisors



                                By:  /s/ Robert Blyer
                                     ----------------------------------
                                Its:     Managing Director
                                     ----------------------------------


                                By:  /s/ Nicholas J. Tell, Jr.
                                     ----------------------------------
                                Its:     Senior Vice President
                                     ----------------------------------

                                TEL-COAD JOINT VENTURE GROUP



                                By:  /s/ Ulrich T. Keller Jr.
                                     -----------------------------------

                                Its: President
                                     -----------------------------------

                                THE JAY GOLDMAN MASTER LIMITED PARTNERSHIP



                                By:  /s/ Jay Goldman
                                     ---------------------------------

                                Title: General Partner
                                       -------------------------------

                                THIRD POINT PARTNERS



                                By:  /s/ Daniel Loeb
                                     ----------------------------------

                                Its: President
                                     ----------------------------------

                                      Triumph-California Limited Partnership
                                      By: Triumph-California Advisors, L.P.-
                                          General Partner
                                      By: Triumph-California Advisors, Inc.-
                                          General Partner

                                      By:    /s/ Muhit M. Rahman
                                             --------------------------------
                                      Title: Managing Director
                                             --------------------------------

                                      Triumph-Connecticut Limited Partnership

                                      By:  /s/ Frederick W. McCarthy
                                           ----------------------------------
                                      Its: Managing General Partner
                                           ----------------------------------

                                      TROPHY HUNTER INVESTMENTS, LTD.


                                      By:  /s/ Steven A. Van Dyke
                                           ----------------------------------
                                      Its: PRESIDENT OF G.P.
                                           ----------------------------------

SERIES B SHAREHOLDERS:

                                      Union Communications 96,
                                      a California general partnership


                                      By:  /s/ David Shalom
                                           ----------------------------------
                                      Its: G.P.
                                           ----------------------------------

                                      Union Communications, Co.

                                      /s/ P. Nazarian
                                      ---------------------------------------


                                      By:  Paryiz Nazarian
                                           ----------------------------------
                                      Its: General Partner
                                           ----------------------------------

                                           Gem Telecom Partners


                                      By:  /s/ Gerald Unterman
                                           ----------------------------------
                                      Its: General Partner
                                           ----------------------------------